                                                                    Exhibit 23.1

                        Consent of Independent Auditors

The Board of Directors
DIVA Systems Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG LLP

Mountain View, California

January 27, 1999